PEAR TREE FUNDS

SUPPLEMENT DATED JUNE 26, 2013
TO
STATEMENT OF ADDITIONAL INFORMATION DATED AUGUST 1, 2012,
AS SUPPLEMENTED JANUARY 7, 2013

The information in the Pear Tree Funds’ Statement of Additional Information (the “SAI”) dated August 1, 2012, is hereby amended as follows:

The sections “Investments in Other Investment Companies” and “Exchange Traded Funds” in the SAI are deleted in their entirety and replaced with the following:

Investments in Other Investment Companies and Exchange-Traded Funds

Each Pear Tree Fund may invest in shares of other investment companies, including open-end funds, closed-end funds, and exchange-traded funds (“ETFs”) that invest principally in securities, as well as in ETFs that invest principally in commodities.  A Pear Tree Fund may purchase the securities of another investment company or ETF to temporarily gain exposure to a portion of the market while awaiting purchase of securities or as an efficient means of gaining exposure to a particular asset class.  A Pear Tree Fund may also purchase shares of another investment company or ETF to gain exposure to the securities or commodities in the investment company’s or ETF’s portfolio at times when the Pear Tree Fund may not be able to buy those securities or commodities directly.  Any investment by a Pear Tree Fund in another investment company or ETF would be consistent with the Pear Tree Fund’s objective and investment program.

The risks of owning another investment company or ETF are generally similar to the risks of investing directly in the securities or commodities in which that investment company or ETF invests.  However, an investment company or ETF may not achieve its investment objective or execute its investment strategy effectively, which may adversely affect the acquiring Pear Tree Fund’s performance.  In addition, because closed-end funds and ETFs trade on a secondary market, their shares may trade at a premium or discount to the actual net asset value of their portfolio securities and their shares may have greater volatility because of the potential lack of liquidity.

As a shareholder of an investment company or ETF, a Pear Tree Fund must pay its pro-rata share of that investment company’s or ETF’s fees and expenses.  A Pear Tree Fund’s investments in other investment companies and ETFs that invest principally in securities are subject to limits that apply under the 1940 Act.

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The rest of the SAI remains unchanged.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE